Exhibit 99.2
Slide 1 © 2023 AeroVironment, Inc. 052620 First Quarter Fiscal Year 2024 Earnings Presentation September 5, 2023

Slide 2 | © 2023 AeroVironment, Inc. 052620 Safe Harbor Statement Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business, including the pending acquisition of Tomahawk Robotics; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending, including due to continuing resolutions; adverse impacts of a U.S. government shutdown; our reliance on limited relationships to fund our development of HAPS UAS; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems; changes in the supply and/or demand and/or prices for our products and services; increased competition; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions; our ability to respond and adapt to unexpected legal, regulatory and government budgetary changes, including those resulting from the COVID-19 pandemic or future pandemics, such as supply chain disruptions and delays, potential governmentally-mandated shutdowns, travel restrictions and site access, diversion of government resources to non-defense priorities, and other business restrictions affecting our ability to manufacture and sell our products and provide our services; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3 | © 2023 AeroVironment, Inc. 052620 Slide 3 | © 2023 AeroVironment, Inc. First Quarter Fiscal Year 2024 Key Messages Achieved record 1st quarter revenue of $152 million, a 40% increase YoY, driven by strong demand for our market leading AI-enabled intelligent unmanned systems Strong order momentum demonstrated by $268 million in bookings during the quarter and achieved record funded backlog in AV’s history of $540 million as of July 29th Due to strong order flow, increasing FY2024 revenue guidance to $645 to $675 million, representing 22% YoY top line growth Announcement of acquisition of privately-held Tomahawk Robotics, adding advanced common control, communications and multi-domain integration capabilities to our portfolio.

First Quarter Results Fiscal Year 2024

Metric	Q1 FY24	Year-Over-Year Change	Notes
Revenue	$152.3 m	+40%	Overall increase driven by higher product sales. Increase in UMS, LMS and MW revenue, partially offset by lower service revenue.
GAAP Gross profit	$65.7 m	+95%	Increase reflects higher product margins on higher product sales volume partially offset by lower service margins.
Adjusted EBITDA[2]	$37.3 m	+$24.3 m	YOY increase due to higher gross profit partially offset by higher operating expenses.
Non-GAAP EPS (diluted)[1]	$1.00	+$1.08	YOY increases due to higher gross profit partially offset by higher operating expenses.
Funded Backlog	$539.7 m	+165%	Record backlog driven by increase in new bookings and international demand following the war in Ukraine.

[1] Refer to Reconciliation of Non-GAAP Earnings Per Diluted Share on Appendix A
[2] Refer to Adjusted EBITDA reconciliation on Appendix D.

Slide 4 | © 2023 AeroVironment, Inc.

Slide 5 | © 2023 AeroVironment, Inc. 052620 backlog of QUARTERLY REVENUE BY SEGMENT QUARTERLY REVENUE BY TYPE Revenue Mix by Segment and Type 53% 56% 68% 76% 78% 47% 44% 32% 24% 22% 31% 23% 34% 37% 43% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Gross Margin Percentage Quarterly Revenue Product Revenue Service Revenue GAAP Gross Margin Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 MW $17.7 $18.8 $18.1 $21.4 $23.2 LMS $23.0 $31.1 $24.0 $42.5 $30.9 UMS $67.8 $61.6 $92.3 $122.2 $98.2 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 Revenue in millions MW LMS UMS $108.5 $134.4 $152.3 $186.0 $111.6 Prior quarter segments reclassified to conform to the current year segments | UMS: Unmanned Systems | LMS: Loitering munition systems | MW: MacCready Works

Slide 6 | © 2023 AeroVironment, Inc. 052620 Adjusted Profitability by Type and Non-GAAP EPS 45% 38% 41% 47% 49% 22% 12% 26% 13% 28% 34% 27% 36% 39% 45% 0% 10% 20% 30% 40% 50% 60% Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Adj Product Margin Adj Service Margin Total Adj Gross Margin 1 Refer to GAAP to NON-GAAP reconciliation on Appendix C. | 2 Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A. 0.08 1.00 $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 Q1 FY23 Q1 FY24 Slide 6 | © 2023 AeroVironment, Inc. NON-GAAP DILUTED EPS2 PERCENTAGE ADJUSTED GROSS MARGIN1

Slide 7 | © 2023 AeroVironment, Inc. 052620 Updated Guidance: Fiscal 2024 Outlook AS OF 9/5/2023 FY23 RESULTS FY24 REVISED GUIDANCE EXPECTED % CHANGE (TO MIDPOINT) Revenue $541 million $645 million - $675 million 22% Net (Loss)/Income5 ($176 million) $51 million – $59 million --- Adjusted EBITDA 2 $90 million $117 million–$127 million4 35% Earnings/(Loss) 5 Per Share (diluted) ($7.04) $1.91 – $2.21 --- Non-GAAP Earnings Per Share (diluted) $1.26 3 $2.30 – $2.60 1 94% 1 Refer to Reconciliation of Fiscal Year 2024 Non-GAAP Diluted Earnings Per Share Expectations on Appendix B 2 Refer to Adjusted EBITDA reconciliation on Appendix D. 3 Refer to Reconciliation of Fiscal Year 2023 Non-GAAP Diluted Earnings Per Share on Appendix F 4 Refer to Reconciliation of Non-GAAP Fiscal Year 2024 Adjusted EBITDA Expectations on Appendix E. R&D investment anticipated to remain between 10%-12% for FY24 5 FY23 net loss and GAAP EPS impacted by the following non-cash charges related to the MUAS segment: $156m goodwill impairment charge, $34m accelerated intangible amortization, and $12m accelerated depreciation Increase in FY24 midpoint Revenue and Adjusted EBITDA Guidance Due to Strong Order Flow.

Slide 8 | © 2023 AeroVironment, Inc. 052620 Visibility for FY24 $152.3 $384.0 $433.2 $103.6 $0.7 $17.9 $38.8 $- $100 $200 $300 $400 $500 $600 $700 Q4 FY23 (6/27/23) Q1 FY24 Q2 FY24 Q3 FY24 Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings Revenue Anticipated This FY from Funded Backlog Revenue Year-To-Date 1 Based on prior midpoint of guidance range of $630-$660 million |2 Based on midpoint of revised guidance range of $645-$675 million Revised Increased Revenue Guidance Range: $645 to $675 million as of 9/5/23 Company visibility supports revised revenue guidance range REVENUE (MILLIONS) Revenue Guidance Range: $630 to $660 million 100%+ visibility2 78% visibility1

Slide 9 © 2023 AeroVironment, Inc. 052620 Financial Tables

Slide 10 | © 2023 AeroVironment, Inc. 052620 APPENDIX A – RECONCILIATION OF NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED)

Slide 11 | © 2023 AeroVironment, Inc. 052620 APPENDIX B – RECONCILIATION OF FISCAL YEAR 2024 NON-GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED)

Slide 12 | © 2023 AeroVironment, Inc. 052620 APPENDIX C – GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED GROSS MARGIN

Slide 13 | © 2023 AeroVironment, Inc. 052620 APPENDIX D – HISTORICAL ADJUSTED EBITDA RECONCILIATION

Slide 14 | © 2023 AeroVironment, Inc. 052620 APPENDIX E – RECONCILIATION OF NON-GAAP FISCAL YEAR 2024 ADJUSTED EBITDA EXPECTATIONS

Slide 15 | © 2023 AeroVironment, Inc. 052620 APPENDIX F – RECONCILIATION OF FISCAL YEAR 2023 NON-GAAP EARNINGS PER DILUTED SHARE (UNAUDITED)